                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*

Date of report (Date of earliest event reported)   September 8, 2004
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                         Finlay Fine Jewelry Corporation
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             (Exact name of registrant as specified in its charter)

               Delaware                33-59380               13-3287757
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(State or other jurisdiction          (Commission            (IRS Employer
    of incorporation)                 File Number)         Identification No.)

529 Fifth Avenue, New York, New York                               10017
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code   (212) 808-2800
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

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*   The Registrant is not subject to the filing requirements of Section 13 or
    15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this
    Current Report on Form 8-K.

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         A Special Meeting of the Stockholders of Finlay Enterprises, Inc.
("Finlay Enterprises"), the parent of Finlay Fine Jewelry Corporation (the
"Registrant"), was held on September 8, 2004, pursuant to notice, at which (i) a proposal to approve Finlay Enterprises' 2004 Cash Bonus Plan (the "Cash Bonus
Plan") was passed with 7,750,986 votes in favor, 768,170 votes against and
77,646 votes abstaining, and (ii) a proposal to approve an amendment to Finlay
Enterprises' 1997 Long Term Incentive Plan (the "1997 Plan") to allow for awards based on performance to be deductible under Section 162(m) of the Internal
Revenue Code of 1986, as amended (the "Code"), was passed with 5,986,666 votes in favor, 891,645 votes against and 77,846 votes abstaining.

         In July 2004, the Board of Directors of Finlay Enterprises, upon the recommendation of the Compensation Committee (the "Committee"), adopted, subject to stockholder approval, the Cash Bonus Plan so as to qualify bonuses paid to certain senior executive officers under the Cash Bonus Plan as
"performance-based" for purposes of Section 162(m) of the Code.

         In July 2004, the Board of Directors of Finlay Enterprises, upon the recommendation of the Committee, adopted, subject to stockholder approval, an amendment to the 1997 Plan to allow for awards based on performance to be deductible under Section 162(m) of the Code. Compliance with the requirements of
Section 162(m) would enable Finlay Enterprises to deduct compensation associated with awards under the plan which qualifies as "performance-based" for purposes of Section 162(m) of the Code.

         The full text of the Cash Bonus Plan and the amendment to the 1997 Plan are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibits are filed as part of this report:

             EXHIBIT NO.         DESCRIPTION
             -----------         ------------
             10.1                Finlay Enterprises, Inc. 2004 Cash Bonus Plan

             10.2                Amendment to the Finlay Enterprises, Inc. 1997
                                 Long Term Incentive Plan

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FINLAY FINE JEWELRY CORPORATION

Date:  September 9, 2004                      By:  /s/ Bruce E. Zurlnick
                                                  ------------------------------
                                                   Bruce E. Zurlnick
                                                   Senior Vice President,
                                                   Treasurer and Chief Financial
                                                   Officer